SUPPLEMENT DATED MAY 1, 2001 TO THE PROSPECTUS OF
                 MORGAN STANLEY DEAN WITTER NEW DISCOVERIES FUND
                               DATED JULY 19, 2000


         The Fund has determined to re-open to new investment. Accordingly, the third paragraph of the Prospectus under the section entitled "Underwriting" is hereby deleted.